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                                  EXHIBIT 10.18


 FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED NOTE AGREEMENT DATED JUNE 30, 1998, BY AND AMONG THE PEREGRINE REAL ESTATE TRUST, THE NOTEHOLDERS NAMED
   THEREIN, AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AS AGENT FOR THE
                                  NOTEHOLDERS


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                 FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
                      NOTE AGREEMENT AND CONSENT AND WAIVER

            THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED NOTE AGREEMENT AND CONSENT AND WAIVER (this "Amendment"), dated as of June 30, 1998, is made by and among The Peregrine Real Estate Trust, formerly known as Commonwealth Equity Trust (the "Company"); each of the noteholders party to the Senior Credit Agreement (as defined below) (individually, a "Noteholder" and, collectively, the "Noteholders"); and The Prudential Insurance Company of America, as Agent for the Noteholders (in such capacity, together with its successors in such capacity, the "Agent").

                                 R E C I T A L S

            WHEREAS, the Company, the Agent and the Noteholders are parties to the Second Amended and Restated Note Agreement dated as of September 27, 1994 (as amended, the "Senior Credit Agreement");

            WHEREAS, the Company and Fleet Capital Corporation ("Fleet") are parties to the Loan and Security Agreement dated as of December 4, 1997 which constitutes the current "New Credit Line" under the Senior Credit Agreement;

            WHEREAS, the Company wishes to amend the New Credit Line to increase the commitment thereunder from $20,000,000 to $27,500,000;

            WHEREAS, the Company wishes to use proceeds of the New Credit Line to purchase the hotel property described in Exhibit A attached hereto (the "Acquired Property") and grant a lien on the Acquired Property to Fleet to secure the New Credit Line;

            WHEREAS, Section 2.10 of the Senior Credit Agreement prohibits the Company from using proceeds from the New Credit Line to purchase real property and Section 1.3 of the Senior Credit Agreement precludes property purchased with proceeds of the New Credit Line from constituting After Acquired Property;

            WHEREAS, the Company has requested that the Agent and the Noteholders (i) consent to the increase in the New Credit Line, the use of proceeds of the New Credit Line to purchase the Acquired Property and the granting of a lien on the Acquired Property to Fleet, (ii) waive the application of Section 2.10 and Section 1.3 of the Senior Credit Agreement to allow the Company's use of proceeds of the New Credit Line to purchase the Acquired Property, the granting of a lien on the Acquired Property to Fleet and the characterization of the Acquired Property as After Acquired Property and (iii) amend the Senior Credit Agreement to reflect the foregoing; and


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            WHEREAS, the Agent and the Noteholders are willing to grant such consent and agree to such waivers and amendments on the terms and conditions set forth herein.

            NOW, THEREFOR, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Agent and the Noteholders agree as follows:

            1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Senior Credit Agreement.

            2. Amendment to Senior Credit Agreement. Section 1.60 of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

                  1.60 "New Credit Line" means the line of credit provided to the Company pursuant to the Loan and Security Agreement dated as of December 4, 1997 between the Company and Fleet Financial Corporation, as the same may be amended, modified, renewed, refunded, replaced or refinanced from time to time, in whole or in part; provided, that the principal amount outstanding thereunder does not exceed $27,500,000.

            3. Consent and Agreement. The Agent and the Noteholders hereby consent to (i) the amendment to the New Credit Line increasing the amount of the New Credit Line to $27,500,000, (ii) the Company's purchase of the Acquired Property, (iii) the Company's granting of a lien on the Acquired Property to Fleet and (iv) the Company's use of up to $9,250,000 of the proceeds of the New Credit Line to purchase the Acquired Property. In addition, the Agent and the Noteholders hereby agree that the Acquired Property shall constitute After Acquired Property; provided that, subject to the prior consent of Fleet or such other provider of the New Credit Line, in the event the Acquired Property ceases to secure the New Credit Line or any refinancing of any portion of the New Credit Line or the refinancing of the Acquired Property, the Company, upon the written request of Agent, shall grant a lien on the Acquired Property to the Agent for the benefit of the Agent and the Noteholders.


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            4.    Waiver. The Agent and the Noteholders hereby waive the
application of the provisions of Section 2.10 of the Senior Credit Agreement to the extent such section would preclude the Company from using proceeds of the New Credit Line to consummate the purchase of the Acquired Property; provided that such waiver shall apply solely with respect to the use of up to $9,250,000 of proceeds of the New Credit Line. In addition, the Agent and the Noteholders hereby waive the provisions of Section 1.3 to the extent such section precludes the Acquired Property from constituting After Acquired Property as result of the Acquired Property being purchased with proceeds of the New Credit Line.

            5. Representations and Warranties. The Company represents and warrants to the Agent and the Noteholders that (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on behalf of the Company, (b) this Amendment constitutes the legal, valid and binding obligation of the Company and (c) prior to and after giving effect to this Amendment, no Default or Event of Default has or shall have occurred and be continuing.

            6.    Effect of Amendment. The consent and agreement set forth in
Section 3 of this Amendment and the waiver set forth in Section 4 of this Amendment are limited in effect, shall apply only as expressly set forth in this Amendment and shall not constitute a waiver of any other provision of the Senior Credit Agreement. The Senior Credit Agreement is modified only by the express provisions of this Amendment, and shall otherwise remain in full force and effect and is hereby ratified and confirmed by the Company in all respects.

            7. Entire Agreement. This Amendment constitutes the complete agreement of the parties with respect to the subject matters referred to in this Amendment and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect to such subject matters, all of which become merged and finally integrated into this Amendment.

            8. Additional Assurances. The parties agree that they shall take such actions and execute and deliver such documents as are reasonably required to effectuate the purposes of this Amendment, including, without limitation, the execution and delivery by the Agent on behalf of itself and the Noteholders of a subordination agreement in favor of Fleet with respect to the Acquired Property and amendments to the existing subordination agreements between the Agent and Fleet to increase the amount set forth therein from $20,000,000 to $27,500,000.

            9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to this Amendment and their respective successors and permitted assigns.


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            10.   GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN LOS ANGELES, CALIFORNIA, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. EACH OF THE PARTIES TO THIS AMENDMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            12. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.


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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                     COMPANY

                                     THE PEREGRINE REAL ESTATE TRUST,
                                     (fka Commonwealth Equity Trust)


                                     By:  ______________________________________
                                          Name:
                                          Title:

                                     AGENT

                                     THE PRUDENTIAL INSURANCE COMPANY
                                     OF AMERICA, as Agent


                                     By:  ______________________________________
                                          Name:
                                          Title:

                                     NOTEHOLDERS

                                     THE PRUDENTIAL INSURANCE COMPANY
                                     OF AMERICA


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                     GATEWAY RECOVERY TRUST

                                     By:  The Prudential Insurance Company of
                                          America, Asset Manager


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     WEYERHAEUSER COMPANY MASTER RETIREMENT
                                     TRUST

                                     By:  TCW Special Credits,
                                          Its Investment Manager

                                     By:  TCW Asset Management Company, its
                                          Managing General Partner


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                     TCW SPECIAL CREDITS FUND IV

                                     By:  TCW Special Credits,
                                          Its General Partner

                                     By:  TCW Asset Management Company, its
                                          Managing General Partner


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     TCW SPECIAL CREDITS PLUS FUND

                                     By:  TCW Special Credits,
                                          Its General Partner

                                     By:  TCW Asset Management Company, its
                                          Managing General Partner


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                     TCW SPECIAL CREDITS TRUST IV

                                     By:  Trust Company of the West, Trustee


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     TCW SPECIAL CREDITS TRUST IVA

                                     By:  Trust Company of the West, Trustee


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                     OCM REAL ESTATE OPPORTUNITIES
                                     FUND A, L.P.

                                     By:  Oaktree Capital Management, LLC, Its
                                          General Partner

                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     OCM REAL ESTATE OPPORTUNITIES
                                     FUND B, L.P.

                                     By:  Oaktree Capital Management, LLC,
                                          Its General Partner

                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                     WEYERHAEUSER REAL ESTATE OPPORTUNITIES
                                     SEPARATE ACCOUNT

                                     By:  Oaktree Capital Management, LLC,
                                          Its Investment Manager


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                    EXHIBIT A

                        DESCRIPTION OF ACQUIRED PROPERTY


Real Property in the City of Concord, County of Contra Costa, State of California, described as follows:

Parcel 2, as shown on the Parcel Map filed June 27, 1967, Book 1 of Parcel Maps, Page 15, Contra Costa County Records.

A.P. No.:  126-325-002


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